OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2012
Other Real Estate Owned [Abstract]
Real Estate Owned [Text Block]
OTHER REAL ESTATE OWNED

At December 31, 2012, other real estate owned consisted of three residential and three commercial real estate properties. At December 31, 2011, other real estate owned consisted of four residential and two commercial real estate properties which were held for sale. A summary of expenses applicable to other real estate operations for the years ended December 31, 2012, 2011 and 2010, is as follows:

	Years Ended December 31,
	2012	2011	2010
	(In Thousands)
Net loss from sales or write-downs of other real estate owned, net	$60	$236	$534
Other real estate expense, net of rental income	441	540	296
Expense from other real estate operations, net	$501	$776	$830